FIRST AMENDMENT TO LOAN AGREEMENT
AND GUARANTOR CONSENT AND REAFFIRMATION
THIS FIRST AMENDMENT TO LOAN AGREEMENT AND GUARANTOR CONSENT AND REAFFIRMATION (this "Agreement"), dated as of January 27, 2017, is by and among BUCHANAN MORTGAGE HOLDINGS, LLC, a Delaware limited liability company (together with its successors and assigns, "Lender"), SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company ("Borrower"), and WILLIAM R. ROTHACKER, an individual ("Guarantor").
R E C I T A L S :
A.    Borrower and Lender are parties to (i) that certain Loan Agreement dated as of January 26, 2016 (as the same may have been or may be from time to time amended, supplemented and/or restated, the "Loan Agreement") for a loan ("Loan") in the stated maximum principal amount of $10,700,000.00. All initially capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement unless otherwise expressly defined herein.
B.    Borrower has given notice to Lender of its election to exercise the Extension Option set forth in Section 2.3(3) of the Loan Agreement, which if granted by Lender upon Borrower's satisfaction of the conditions precedent set forth in Section 2.3(3), the Stated Maturity Date will be extended from the Initial Stated Maturity Date of January 27, 2017 to July 27, 2017 (if so granted, the "Extended Stated Maturity Date").
C.    Borrower are entering into this Agreement for the purpose of, among other things, set forth herein (i) satisfying the extension conditions set forth in Section 2.3(3)(j) and (k) of the Loan Agreement; (ii) providing Lender's consent to the Gelson's Lease Amendment (defined below); and (iii) subject to the Stated Maturity Date being extended pursuant to Section 2.3(3) of the Loan Agreement, allowing Borrower to request disbursements from the Predevelopment Expense Reserve beyond the Initial Stated Maturity Date on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the warranties, representations and agreements set forth herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to and upon the terms and conditions set forth herein, the parties hereto hereby agree as follows:
1.Gelson's Lease Amendment.
a.    Borrower and Gelson's have entered into a First Amendment to Lease dated as of December 23, 2016, by and between Gelson's, as lessee, and Borrower, as lessor (a true and correct copy of which is attached hereto as Exhibit A) (the "Gelson's Lease Amendment").
b.    Borrower represents and warrants to Lender that as of the date hereof (i) the Gelson's Lease, as amended by the Gelson's Lease Amendment, is in full force and effect and has not been further modified or amended, and there are no other agreements between Borrower and Gelson's with regard to the Gelson's Lease or the Property; and (ii) Borrower has not received nor has Borrower given any notice of default pursuant to the terms of the Gelson's Lease, and no default has occurred under the Gelson's Lease by Borrower or, to Borrower's best knowledge, Gelson's.
c.    Lender consents to the Gelson's Lease Amendment.
2.    Amendments to Loan Agreement. Subject to the extension of the Stated Maturity Date and satisfaction of the conditions set forth in Section 2.3(3) of the Loan Agreement no later than February 8, 2017, the Loan Agreement is amended as follows:
a.     Predevelopment Expense Reserve Disbursements. Notwithstanding Section 3.1(2)(l) of the Loan Agreement, Borrower may submit Disbursement Requests for disbursements from the Predevelopment Expense Reserve until July 1, 2017, provided under no circumstances shall any disbursements be made from the Predevelopment Expense Reserve on or after the date that is ten (10) Business Days prior to the Extended Stated Maturity Date.
b.    Pending Action. The Loan Agreement is amended to add a new Section 6.23 as follows:
"6.23    Pending Action.
(1)    Borrower shall use commercially reasonable and diligent efforts to cause the lawsuit filed on or about October 25, 2016 by Diana Ljungaeus and Frank Megna, individually and dba Working Stage Productions ("Plaintiffs") against Borrower and other parties named therein in the Superior Court of the State of California, County of Los Angeles (Case No. BC638495) (the "Pending Action") to be dismissed in full with prejudice, subject to Lender's approval if required under Section 6.23(2) below.
(2)    Notwithstanding anything to the contrary contained in the Loan Agreement or other Loan Documents, Borrower shall not enter into any settlement agreement, release, amendment to the lease that is the subject of the Pending Action or any other agreements with the Plaintiffs or any other party to the Pending Action without first obtaining the prior written approval of Lender, which approval shall not be unreasonably withheld.
(3)    Commencing on March 1, 2017, and on the first day of each month thereafter during the remaining term of the Loan, Borrower shall deliver to Lender a monthly status report, summarizing the current status of the Pending Action, including a description of any material actions or steps that have been taken by Borrower or Plaintiff during the preceding month, a summary of any pleadings filed, a summary of any court hearings or proceedings, any scheduled hearing or other court dates, and any significant issues that have arisen in the Pending Action not previously disclosed to Lender, along with any other information or documentation as Lender may reasonably request from time to time. The failure to deliver a monthly status report pursuant to this Section 6.23(1) in the time and manner set forth herein and the continuance of such failure for seven (7) days after receipt of written notice from Lender shall constitute an Event of Default under the Loan Agreement."
3.    Representation and Warranties of Borrower. As a material inducement to Lender's agreement to enter into this Agreement and for the purpose of satisfying conditions (j) and (k) of Section 2.3(3) of the Loan Agreement, Borrower represents, warrants, acknowledges and agrees to and for the benefit of Lender that as of the date hereof:

a.    Borrower has full power and authority to enter into and perform its obligations under this Agreement; this Agreement has been duly authorized, executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.
b.    There has been no change in the Borrower's Organizational Chart attached as Schedule 5.1 of the Loan Agreement and Borrower is in compliance with the provisions of Article 9 of the Loan Agreement.
c.    No Potential Default or Event of Default has occurred and is continuing under the Loan Documents.
d.    All of Borrower's representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof with the same effect as if made on the date hereof, except the representation as to the absence of litigation set forth in the last sentence of Section 5.3(1) of the Loan Agreement is qualified by the Pending Action.
e.    Borrower does not have any defenses to or offsets against the payment of any amounts due to Lender under or in connection with the Loan, or defenses against the performance of any of the obligations of Borrower under the Loan Documents.
f.    There has been no material adverse change in (or newly discovered information that has not been disclosed to Lender in writing, which could adversely impact, the operation, performance or condition (financial, physical or otherwise) of the Property or Borrower between the date of the Loan Documents and the date hereof.
g.    Borrower acknowledges and agrees that the above recitals to this Agreement are true and correct.
4.    Guarantor Consent and Reaffirmation; Warranties and Representations; Warranties and Representations.
a.    Guarantor hereby (a) acknowledges that such Guarantor has read and understands the terms of this Agreement, (b) consents and agrees to the terms and conditions of this Agreement, (c) agrees that all of the terms, conditions, provisions, representations and warranties of Guarantor contained in the Guaranty, Hazardous Materials Indemnity Agreement and any other Loan Document to which Guarantor is a party (collectively, the "Guarantor Documents") are true and correct, remain in full force and effect, and may be enforced against Guarantor in accordance with their terms, (c) agrees that the obligations of Guarantor under the Guarantor Documents will not be diminished in any way due to the agreements of Borrower, Guarantor and Lender under this Agreement or by the extension of the Stated Maturity Date to the Extended Stated Maturity Date and (d)  ratifies and affirms Guarantor's obligations under the Guarantor Documents.
b.    As a material inducement to Lender's agreement to enter into this Agreement, Guarantor represents, warrants, acknowledges and agrees to and for the benefit of Lender that as of the date hereof:
i.    Guarantor has full power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms.

ii.    All of Guarantor's representations and warranties set forth in the Guarantor Documents are true and correct in all material respects as of the date hereof with the same effect as if made on the date hereof.
iii.    Guarantor acknowledges and agrees that the above recitals to this Agreement are true and correct.
5.    Further Actions. Borrower and Guarantor agree to take such further actions and execute such further documents as Lender reasonably may request to carry out the intent of this Agreement.
6.    Waivers. Provided all of the conditions to the extension of the Maturity Date are satisfied, Lender waives (a) the Potential Default resulting from Borrower's failure to give Lender notice of the Pending Action under Section 6.15 of the Loan Agreement and (b) Borrower's failure to satisfy disbursement condition (m) of Section 3.1(2) of the Loan Agreement in connection with disbursements made from the Predevelopment Expense Reserve prior to the date of this Amendment because Borrower's representation of the absence of litigation in the Section 5.3(1) Loan Agreement was not then true and correct due to the Pending Action. Borrower acknowledges and agrees that Lender is willing to allow Borrower to qualify its representation and warranties in Section 3(d) hereof for purposes of this Amendment only and shall not be construed to be a permitted qualification for any other purpose under the Loan Documents. Borrower further acknowledges and agrees that the foregoing waivers shall not be deemed or construed to be a waiver of any of the conditions to any further disbursements under the Loan, or of any subsequent Potential Default or Event of Default, or to impair or limit the rights and remedies of Lender under the Loan Documents.
7.    Effect of Agreement. This Agreement constitutes one of the Loan Documents. Except as expressly provided herein, nothing contained in this Agreement shall be deemed or construed (a) to alter or affect any provision, condition or covenant contained in the Loan Agreement or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect, except as otherwise expressly set forth herein, or (b) be deemed or construed to be an impairment of the lien of the Security Instrument or the other Loan Documents.
8.    Governing Law. This Agreement shall be governed by and construed in accordance with the provisions of Section 14.17 of the Loan Agreement.
9.    Release. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Guarantor (collectively, the "Loan Parties" and each a "Loan Party"), for themselves and on behalf of each and all of their respective parent companies, subsidiaries, affiliates, successors, assigns, beneficiaries and heirs, and their respective parent companies, subsidiaries, affiliates, successors, assigns, affiliates, beneficiaries and heirs (individually and collectively, together with the Loan Parties referred to in this Section 9 as, "Releasor"), hereby irrevocably and unconditionally agree as follows (the terms and provisions of this Section 8 referred to herein as this "Release"):
a.    Releasor does hereby fully, forever and irrevocably release, discharge and acquit each of (i) Lender, (ii) each and all of its respective affiliates, members, partners, managers, attorneys, agents and employees, and the respective officers, directors, shareholders, partners, managers, members, attorneys, agents and employees of each and all of the foregoing entities, and (iii) each and all of their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities (Lender, together with each and all said persons and entities shall be collectively referred to as the "Lender Parties" and each a "Lender Party") of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character whatsoever, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery which Borrower and Guarantor, and either of them, now own or hold or have at any time heretofore owned or held or may at any time hereafter own or hold against the Lender Parties, or any of them, by reason of any acts, omissions, facts, transactions, or any circumstances or events whatsoever occurring or existing through the date of this Agreement, each as though fully set forth herein at length (collectively a "Claim" or the "Claims"), including, without limitation, any and all Claims arising from or in connection with, or otherwise related to, the Loan and/or the Loan Documents, and/or the transactions contemplated thereby.
b.    Releasor irrevocably covenants and agrees that Releasor shall forever refrain from initiating, filing, instituting, maintaining or proceeding upon, or encouraging, supporting, advising or voluntarily assisting any other person or entity to initiate, institute, maintain or proceed upon any Claim of any nature whatsoever released in Section 9a above.
c.    As further consideration for this Release, Releasor, for themselves and each and all of their respective successors and assigns, hereby agrees, represents and warrants that the matters released herein are not limited to matters that are known or disclosed, and, as to the Claims released hereby, Releasor hereby irrevocably and unconditionally waives any and all rights and benefits that they or any of them now has, or in the future may have, conferred upon them or any of them by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which Section provides as follows:
"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.".
_____________________        ___________________

Borrower's Initials            Guarantor's Initials
d.    Releasor realizes and acknowledges that factual matters now unknown to Releasor may have given or may hereafter give rise to Claims that are presently unknown, unanticipated, and unsuspected, and Releasor further agrees, represents and warrants that this Release has been negotiated and agreed upon in light of that realization and that, except as expressly limited above, Releasor nevertheless hereby intends to irrevocably and unconditionally release, discharge, and acquit the Lender Parties from any such unknown Claims.
e.    It is understood and agreed that the acceptance of delivery of this Release by the Lender Parties shall not be deemed or construed as an admission of liability by any Lender Parties,

and each such Lender Party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.
f.    Releasor acknowledges that it has had full opportunity to review this Agreement, including this Release, with its legal counsel and fully understands all of the terms and provisions hereof, and is fully aware of its content and legal effect. This Release may be pleaded as a full and complete defense to or be used as the basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Release. Releasor expressly agrees that any applicable rule of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Agreement, including the Release.
g.    The Loan Parties represent and warrant they are the sole and lawful owners of all right, title and interest in and to all of the Claims released hereby and none of the Loan Parties has heretofore assigned or transferred or purported to assign or transfer to any person any such Claim or any portion thereof, and is not aware of any such assignment or transfer or purported assignment or transfer by operation of law, or otherwise. Each Loan Party shall, on behalf of itself and each Releasor, indemnify and hold harmless each Lender Party from and against any Claim (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.
10.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement.
11.    Inapplicable Provisions. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
12.    Construction. All references to sections are to sections in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof or thereof. When used in this Agreement, the word "including" shall mean "including but not limited to". Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. References herein to any Loan Document include such document as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. The recitals to this Agreement shall be deemed a part hereof and all exhibits and schedules attached hereto, if any, are incorporated herein by reference for all purposes. Whenever the context requires, each gender shall include all other genders.

(Signatures Follow on Next Page)

IN WITNESS WHEREOF, Borrower, Lender and Guarantor have executed this Agreement as of the date first above written.
"Lender"
BUCHANAN MORTGAGE HOLDINGS, LLC,
a Delaware limited liability company

By:	Name: Title:

"Borrower"
SUNSET & GARDNER INVESTORS LLC,

a Colorado limited liability company

By:	Sunset & Gardner LA LLC,

a Colorado limited liability company

Its: Manager
By:

William R. Rothacker

Its: Manager
"Guarantor"

WILLIAM R. ROTHACKER

Exhibit A

GELSON'S LEASE AMENDMENT

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